                                                                      Exhibit 24

                               POWER OF ATTORNEY

          Each of the undersigned, hereby (i) consents to being named a director of Endo Pharmaceuticals Holdings Inc., a Delaware corporation (the "Company"), following the offering contemplated by a Registration Statement on Form S-4 (the "Registration Statement") filed herewith with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933 (the "Securities Act"), and any pre- or post-effective amendment thereto and (ii) constitutes and appoints each of Carol A. Ammon, James J. Connors, II, Frank J. Loverro and Stanley de J. Osborne to be his or her true and lawful attorneys-in-fact and agents, with full power of each to act alone, and to sign for the undersigned and in each of their respective names in any and all capacities stated below, the Registration Statement and any pre- or post-effective amendment thereto, or other applicable forms, in each case filed by the Company with the Commission, and to do all such things in the names and on behalf of the undersigned to comply with any and all of the requirements of the Securities Act and the Commission.

          This Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.

Signature                        Title                         Date
---------                        -----                         ----

/s/ Carol A. Ammon
------------------------
Carol A. Ammon                   Chief Executive Officer,      June 8, 2000
                                 President and Director

/s/ Michael B. Goldberg
------------------------
Michael B. Goldberg              Director                      June 8, 2000


/s/ David I. Wahrhaftig
------------------------
David I. Wahrhaftig              Director                      June 8, 2000




/s/ John W. Lyle
------------------------
John W. Lyle                                Director                            June 8, 2000

/s/ Michael Hyatt
------------------------
Michael Hyatt                               Director                            June 8, 2000

/s/ Roger H. Kimmel
------------------------
Roger H. Kimmel                             Director                            June 8, 2000

------------------------

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